                                                                                                                        March 19, 2012

DREYFUS MANAGER FUNDS II
-DREYFUS BALANCED OPPORTUNITY FUND

Supplement to Prospectus,
dated April 1, 2011

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  David R. Bowser is the fund's primary fixed-income portfolio manager, a position he has held since March 2007.  Mr. Bowser is an employee of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Bowser is Director of Active Fixed Income and Senior Portfolio Manager at Standish.

The following information supersedes and replaces any contrary information contained in the third paragraph of the section of the prospectus entitled "Fund Details – Management."

David R. Bowser is the fund's primary fixed-income portfolio manager, a position he has held since March 2007.  Mr. Bowser is Director of Active Fixed Income and Senior Portfolio Manager at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Bowser joined Standish in 2000 and has been employed by Dreyfus since July 2006.